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                                                                   Exhibit 99(a)

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of DUSA Pharmaceuticals, Inc. (the "Company") on Form 10-K for the year ending December 31, 2002, as filed with the Securities and Exchange Commission (the "Report"), I, D. Geoffrey Shulman, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                             /s/ D. Geoffrey Shulman
                                             -----------------------------------
                                             D. Geoffrey Shulman
                                             Director, Chairman of the Board,
                                             President, Chief Executive Officer
                                             (principal executive officer),
                                             Chief Financial Officer (principal
                                             financial and accounting officer)

Date: March 11, 2003
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